UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒             Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

Teradata Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Source: Telephone proxy voting script (1-800-454-8683)

Dates: March 19, 2008—April 27, 2008

Thank you for calling the automated proxy voting service. You must be calling from a touch-tone telephone in order to use this system and already have read the proxy statement and made your voting decisions. Press one if you are calling from a touch-tone phone and have your proxy form in front of you.

Let’s begin. Please enter the 12-digit control number, which is labeled as such, or located in the box indicated by the arrow on your vote instruction form, followed by the pound sign.

[enter control number]

If you would like to vote as the Board recommends, press one. To vote on directors and proposals individually, press two. If you would like to be issued a legal proxy and plan to attend the meeting and vote your shares in person, press three.

[if press one]

Let me confirm; you have elected to vote as the Board recommends. If these elections are correct, press one; to vote again, press two; to hear your vote again, press three.

[if press two]

There are no nominees for this proxy vote.

Proposal voting. There are four to vote on. After you cast all your votes, you will have a chance to review them.

We are ready to accept your vote for proposal 1A. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1B. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1C. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 02. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

You have completed proposal voting. Let me confirm.

You have voted [For/Against/Abstain] Proposal 1A.

You have voted [For/Against/Abstain] Proposal 1B.

You have voted [For/Against/Abstain] Proposal 1C.

You have voted [For/Against/Abstain] Proposal 02.

If these elections are correct, press one. To vote again, press two. To hear your vote again, press three.

One moment while I confirm your ballot. If this concludes your business, press one. If you would like to vote for another election, press two.

All of your votes have been recorded by the automated proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling; this concludes your transaction.

[if press three]

You have chosen to be sent a legal proxy through the mail. To confirm the mailing of this legal proxy, press one. To cancel your request for a legal proxy, press two.

Source: Internet Voting Website and Notice and Access Website (www.proxyvote.com)

Dates: March 19, 2008—April 27, 2008

This is a secure internet site that will allow you to:

•	Submit your proxy voting instructions
•	View electronic versions of proxy voting materials
•	Sign up to receive future shareholder materials via email
•	Request proxy voting materials if you received a Notice of Internet Availability

It is easy to get started

Simply enter your 12 or 14 digit control number in the box below. This control number can be found in several places depending on the type of notification you received.

•	Vote Instruction Form and Proxy Card recipients can find the control number next to the label Control No. or in the box next to the arrow.
•	Email Notification recipients can find the control number next to the label Control Number.
•	Notice of Internet Availability of meeting materials. Your control number will be in the box with the arrow next to the words Control Number.

Enter your control number: [                        ]                 [Submit]

TERADATA CORPORATION Annual Meeting

•	View our shareholder material by choosing the option below.
•	Vote by choosing the option below or vote by phone at 1-800-454-8683
•	Request material be sent to you by email or hardcopy at no charge by choosing the option below.

Vote Your Shares [Vote]	Copy of Shareholder Material [Request Copy] Request email or paper delivery of the material listed and enroll for email or paper delivery going forward

View 2008 Shareholder Material

[Proxy Statement]

[Annual Report]

Learn more about Notice and Access

You may need Adobe Acrobat to view the documents listed above. To download Adobe Reader, click the address below

http://www.adobe.com/products/acrobat/readstep.html

TERADATA CORPORATION Annual Meeting

Vote Your Shares

Meeting Date: 04/28/2008 for holders as of 02/29/2008

CUSIP: 88076W-103

Your Control Number: [                        ]

As your vote is very important, we recommend that all voting instructions be received at least one business day prior to the voting cut-off time stated in the information circular. Scroll down for proxy instructions and voting.

To vote via telephone call 1-800-454-8683

Proxy Ballot:

Directors’ Recommendations:

Choose this if you would like to vote your shares following directors’ recommendations. See below or refer to the proxy statement for the detailed recommendations. Please read them carefully.

[Vote]

1A.	ELECTION OF DIRECTOR: DAVID E. KEPLER—CLASS I NOMINEE

Directors Recommend: FOR

(    ) For    (    ) Against    (    ) Abstain

1B.	ELECTION OF DIRECTOR: WILLIAM S. STAVROPOULOS—CLASS I NOMINEE

Directors Recommend: FOR

(    ) For    (    ) Against    (    ) Abstain

1C.	ELECTION OF DIRECTOR: C.K. PRAHALAD—CLASS II NOMINEE

Directors Recommend: FOR

(    ) For    (    ) Against    (    ) Abstain

02.	APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS FOR 2008

Directors Recommend: FOR

(    ) For    (    ) Against    (    ) Abstain

[Vote my shares as per the above selections]

Legal Proxy:

Choose this only if you plan to attend and vote your shares at the meeting.

IMPORTANT: By choosing this option, we are precluded from voting your shares on your behalf. A Legal Proxy covering your securities will be issued to you. Your Legal Proxy must be presented at the meeting for your shares to be represented. Do not make any other marks on this ballot.

[I plan to attend the meeting]

DO NOT use this option if you hold shares directly with the issuer, rather than through a bank or broker.

Click to see: “Letter to our clients regarding voting authority”

Vote Verification

Meeting Date: 04/28/2008 for holders as of 02/29/2008

CUSIP: 88076W-103

Your Control Number: [                        ]

Proxy Final Submission. Please check all of the information below for accuracy. See instructions below and click on the Final Submission button.

[Final Submission]

Proxy Ballot:

1A.	ELECTION OF DIRECTOR: DAVID E. KEPLER—CLASS I NOMINEE

You Voted: [For/Against/Abstain] This Proposal.

1B.	ELECTION OF DIRECTOR: WILLIAM S. STAVROPOULOS—CLASS I NOMINEE

You Voted: [For/Against/Abstain] This Proposal.

1C.	ELECTION OF DIRECTOR: C.K. PRAHALAD—CLASS II NOMINEE

You Voted: [For/Against/Abstain] This Proposal.

02.	APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS FOR 2008

You Voted: [For/Against/Abstain] This Proposal.

If all of the above information is correct and to vote your proxy, click on the Final Submission button below. If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here:

[                        ]

[Final Submission]                [Back]

Thank you for voting

Click here to view your record of your vote instruction.

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To receive future shareholder communications electronically, we require your permission. Participation is completely your choice.

In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available, along with a link to ProxyVote.com (when applicable) to submit your voting instructions. We hope you will give this option your serious consideration.

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